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                                                                    EXHIBIT 99.2



CNA FINANCIAL CORPORATION
GROUP OPERATIONS SEGMENT - HISTORICAL GAAP RESULTS OF OPERATIONS (1) FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2003

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THREE MONTHS ENDED SEPTEMBER 30, 2003                             GROUP OPERATIONS       GROUP OPERATIONS
                                                                EXCLUDING BUSINESSES    BUSINESSES INCLUDED   TOTAL GROUP OPERATIONS
(In millions)                                                      IN SALE (2) (3)         IN SALE (2)              AS REPORTED
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                               $              32      $             306       $             338
Insurance claims & policyholders' benefits                                       40                    222                     262
Policyholders' dividends                                                          1                      -                       1
Insurance related expenses                                                       12                     99                     111
Net investment income                                                            33                     34                      67
Other revenues                                                                   14                     (1)                     13
Other expenses                                                                    5                      2                       7
                                                                  ------------------     ------------------      ------------------
Income before income tax and net realized investment gains                       21                     16                      37
Income tax expense                                                               (7)                    (5)                    (12)
                                                                  ------------------     ------------------      ------------------
Income before net realized investment gains                                      14                     11                      25
Realized investment gains                                                        17                      8                      25
Income tax expense on realized investment gains                                  (6)                    (2)                     (8)
                                                                  ------------------     ------------------      ------------------
Net income                                                        $              25      $              17       $              42
                                                                  ==================     ==================      ==================

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NINE MONTHS ENDED SEPTEMBER 30, 2003                              GROUP OPERATIONS       GROUP OPERATIONS
                                                                EXCLUDING BUSINESSES    BUSINESSES INCLUDED   TOTAL GROUP OPERATIONS
(In millions)                                                      IN SALE (2) (3)          IN SALE (2)             AS REPORTED
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                               $              94      $             888       $             982
Insurance claims & policyholders' benefits                                      121                    639                     760
Policyholders' dividends                                                          1                      -                       1
Insurance related expenses                                                       40                    302                     342
Net investment income                                                           100                    100                     200
Other revenues                                                                   46                      -                      46
Other expenses                                                                   19                      3                      22
                                                                  ------------------     ------------------      ------------------
Income before income tax and net realized investment
  (losses) gains                                                                 59                     44                     103
Income tax expense                                                              (20)                   (13)                    (33)
                                                                  ------------------     ------------------      ------------------
Income before net realized investment (losses) gains                             39                     31                      70
Realized investment (losses) gains                                              (16)                     9                      (7)
Income tax benefit (expense) on realized investment
  (losses) gains                                                                  6                     (3)                      3
                                                                  ------------------     ------------------      ------------------
Net income                                                        $              29      $              37       $              66
                                                                  ==================     ==================      ==================

(1) The historical results do not reflect any possible effects on Registrant's operating results of the proposed sale, including but not limited to the potential impact of unabsorbed overhead or other expenses.

(2) Based on the December 1, 2003 announced sale of the Group Benefits businesses. Due to certain products that may be included or excluded with the close of the sale, which is expected to occur on or before December 31, 2003, the presentation of final results for the businesses sold may change.

(3) Excluded businesses principally include Group Long Term Care and Institutional Markets.